UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

____________________

Date of report (Date of earliest event reported): September 28, 2007

Applied DNA Sciences, Inc
(Exact Name of Registrant as Specified in Charter)

Nevada	002-90539	59-2262718
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

25 Health Sciences Drive, Suite 113
Stony Brook, New York 11790
(Address of Principal Executive Offices) (Zip Code)

631-444- 8090
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03  Creation of a Direct Financial Obligation.
Item 3.02  Unregistered Sales of Equity Securities.

On September 28, 2007, we issued and sold a $300,000 principal amount secured promissory note bearing interest at a rate of 10% per annum and a warrant to purchase 600,000 shares of our common stock to James A. Hayward, our President, a director, the Chairman of the Board of Directors and our Chief Executive Officer.

The promissory note and accrued but unpaid interest thereon are convertible into shares of our common stock at a price of $0.50 per share by the holder of the promissory note at any time from September 28, 2007, through September 27, 2008, and shall automatically convert on September 28, 2008 at a conversion price of $0.066429851  per share, which is equal to a 20% discount to the average volume, weighted average price of our common stock for the ten trading days prior to issuance.  At any time prior to conversion, we have the right to prepay the promissory note and accrued but unpaid interest thereon upon 3 days prior written notice (during which period the holder can elect to convert the note).  Until the principal and interest under the promissory note is paid in full, or converted into our common stock, the promissory note will be secured by a security interest in all of our assets.  This security interest is pari passu with the security interest granted to the holders of $150,000 of $50,000 principal amount secured convertible promissory notes issued on June 27, 2007, with the security interest previously granted to James A. Hayward for an aggregate principal amount of $550,000 in secured convertible promissory notes issued on April 23, 2007, June 30, 2007 and July 30, 2007, and with the security interest granted to the holder of a $100,000 principal amount secured convertible promissory note issued on August 8, 2007.

The warrant is exercisable for a four-year period commencing on September 28, 2008, and expiring on September 27, 2012, at a price of $0.50 per share.  The warrant may be redeemed at our option at a redemption price of $0.01 upon the earlier of (i) September 27, 2010, and (ii) the date our common stock has traded on The Over the Counter Bulletin Board at or above $1.00 per share for 20 consecutive trading days.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 10.1	Form of Warrant of Applied DNA Sciences, Inc., previously filed as an Exhibit to our Current Report on Form 8-K on August 3, 2007.

Exhibit 10.2	Form of Note of Applied DNA Sciences, Inc., previously filed as an Exhibit to our Current Report on Form 8-K on August 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied DNA Sciences, Inc.
(Registrant)

By: /s/ James A. Hayward
James A. Hayward
Chief Executive Officer

Date: October 3, 2007